UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

February 5, 2019

Date of Report (Date of earliest event reported)

SYNAPTICS INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	000-49602	77-0118518
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1251 McKay Drive

San Jose, California 95131

(Address of Principal Executive Offices) (Zip Code)

(408) 904-1100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition.

Synaptics Incorporated (the “Company”) is furnishing this Current Report on Form 8-K in connection with the disclosure of information, in the form of a press release issued on February 7, 2019 and attached hereto as Exhibit 99.1. The Company also posted earnings supplemental materials on the investor section of the Company’s website at www.synaptics.com and attached hereto as Exhibit 99.2.

The information in Item 2.02 of this Current Report on Form 8-K (including Exhibit 99.1 and Exhibit 99.2) is furnished pursuant to Item 2.02 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any registration document or other document filed by the Company.

The Company does not have, and expressly disclaims, any obligation to release publicly any updates or any changes in the Company’s expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b), (c), (e)

On February 7, 2019, the Company issued a press release announcing the voluntary resignation of Wajid Ali as the Company’s Senior Vice President and Chief Financial Officer, effective February 8, 2019. Mr. Ali’s resignation to pursue other opportunities is not a result of any disagreement with the Company or any matter relating to the Company’s operations, accounting or other policies, or practices. Kermit Nolan, the Company’s current Vice President, Finance, has been promoted to Corporate Vice President, Chief Accounting Officer, and Interim Chief Financial Officer of the Company and will serve as the Company’s principal financial officer and principal accounting officer, each effective February 7, 2019.

Mr. Nolan, 59, joined the Company in March 2004 and has served in various accounting, tax and finance roles in the Company and with other public companies in his career. Most recently, Mr. Nolan has served as the Company’s Vice President, Finance since July 2014. Mr. Nolan began his career in accounting with KPMG, formerly, Peat, Marwick, Mitchell and Co. Mr. Nolan holds a Bachelor of Science degree in Accounting from San Jose State University.

Mr. Nolan has entered into an offer letter with Synaptics dated February 7, 2019, under which he will receive an annual salary of $340,000, a target annual cash incentive of 50% of his annual base salary, a grant of 12,500 restricted stock units of the Company vesting over three years, and other benefits generally accruing to senior executives of the Company.

Item 7.01.	Regulation FD Disclosure.

On February 7, 2019, the Company issued a press release announcing the appointment described in Item 5.02 of this Form 8-K. A copy of the Company’s press release is furnished with this Form 8-K and attached hereto as Exhibit 99.1. The information in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any registration document or other document filed by the Company.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit Number	Exhibit

99.1	Press release from Synaptics Incorporated, dated February 7, 2019, titled “Synaptics Reports Results for Second Quarter Fiscal 2019”

99.2	Synaptics Second Quarter Fiscal 2019 Earnings Supplement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNAPTICS INCORPORATED

Date: February 7, 2019	By:	/s/ John McFarland
John McFarland
Senior Vice President, General Counsel and Secretary